UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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the Securities Exchange Act of 1934

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GORES HOLDINGS IX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF GORES HOLDINGS IX, INC.

6260 Lookout Road

Boulder, Colorado 80301

(303) 531-3100

Dear Gores Holdings IX, Inc. Stockholder:

We cordially invite you to remotely attend a special meeting of the stockholders (the “Special Meeting”) of Gores Holdings IX, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held via live webcast on January 9, 2024, at 10:00 a.m., Eastern Time, for the sole purpose of considering and voting upon (i) a proposal (the “Extension Amendment Proposal”) to amend and restate the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination,” from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”) and (ii) a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

The Special Meeting can be accessed by visiting www.meetnow.global/MS24UMW, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The Certificate of Incorporation provides that the Company currently has until January 14, 2024 to complete its initial business combination (the “Termination Date”). The Company’s board of directors (the “Board”) has unanimously determined that it is in the best interests of the Company and its stockholders to seek an extension of the Termination Date and is requesting that the Company’s stockholders approve the Extension Amendment Proposal to allow additional time to complete a business combination.

Without the Extension, the Company would not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Computershare Trust Company, N.A., acting as trustee (the “Trust Account”), including interest not previously released to the Company to fund regulatory compliance requirements and other costs related thereto (“Regulatory Withdrawals”), and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”). If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

On the Record Date (as defined below), the redemption price per share was approximately $10.52, based on the aggregate amount on deposit in the Trust Account of approximately $552,588,185 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $10.47. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Class A Common Stock and Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock” or “Founder Shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. The Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting or if the Company determines that additional time is necessary to effectuate the Extension.

The Company’s investment management trust agreement, dated as of January 11, 2022 (the “Trust Agreement”), provides that Computershare Trust Company will commence liquidation of the Trust Account upon (i) 24 months after the closing of the Company’s initial public offering, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Certificate of Incorporation. Because the Extension Amendment would allow for liquidation later than 24 months after the closing of the Company’s initial public offering, you are not being asked to vote on an amendment to the Trust Agreement at this time.

The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including Company stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO COMPUTERSHARE TRUST COMPANY, N.A, THE COMPANY’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 5, 2024 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO

EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. YOU MAY TENDER YOUR SHARES PHYSICALLY OR ELECTRONICALLY BY SUBMITTING A REQUEST IN WRITING THAT THE COMPANY REDEEM YOUR PUBLIC SHARES FOR CASH TO THE TRANSFER AGENT TO THE FOLLOWING ADDRESS:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021.

COMPANY STOCKHOLDERS SEEKING TO EXERCISE THEIR REDEMPTION RIGHTS, WHETHER THEY ARE RECORD HOLDERS OR HOLD THEIR SHARES IN “STREET NAME,” ARE REQUIRED TO EITHER TENDER THEIR CERTIFICATES TO THE TRANSFER AGENT PRIOR TO THE REDEMPTION DEADLINE, OR TO DELIVER THEIR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S (DTC) AUTOMATED TENDER OFFER PROGRAM (ATOP) SYSTEM, AT SUCH STOCKHOLDER’S OPTION. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH.

The Board has fixed the close of business on November 30, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has unanimously determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Gores Holdings IX, Inc.

Alec Gores Chairman

The accompanying proxy statement is dated December 4, 2023, and is first being mailed to stockholders on or about that date.

IMPORTANT

Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF GORES HOLDINGS IX, INC.

TO BE HELD ON JANUARY 9, 2024

To the Stockholders of Gores Holdings IX, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Gores Holdings IX, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”) will be held via live webcast on January 9, 2024 at 10:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MS24UMW, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication. You are cordially invited to remotely attend the Special Meeting to conduct the following items of business:

1.

Proposal No. 1 — The Extension Amendment Proposal — to amend and restate the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination,” from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); and

2.

Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

The Certificate of Incorporation provides that the Company currently has until January 14, 2024 to complete its initial business combination (the “Termination Date”). The Company’s board of directors (the “Board”) has unanimously determined that it is in the best interests of the Company and its stockholders to seek an extension of the Termination Date and is requesting that the Company’s stockholders approve the Extension Amendment Proposal to allow additional time to complete a business combination.

Without the Extension, the Company would not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Computershare Trust Company, N.A., acting as trustee (the “Trust Account”), including interest not previously released to the Company to fund regulatory compliance requirements and other costs related thereto (“Regulatory Withdrawals”), and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the

Extension is implemented (the “Redemption”). If the Company does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

On the Record Date (as defined below), the redemption price per share was approximately $10.52, based on the aggregate amount on deposit in the Trust Account of approximately $552,588,185 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $10.47. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO COMPUTERSHARE TRUST COMPANY, N.A, THE COMPANY’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 5, 2024 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. YOU MAY TENDER YOUR SHARES PHYSICALLY OR ELECTRONICALLY BY SUBMITTING A REQUEST IN WRITING THAT THE COMPANY REDEEM YOUR PUBLIC SHARES FOR CASH TO THE TRANSFER AGENT TO THE FOLLOWING ADDRESS:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021.

COMPANY STOCKHOLDERS SEEKING TO EXERCISE THEIR REDEMPTION RIGHTS, WHETHER THEY ARE RECORD HOLDERS OR HOLD THEIR SHARES IN “STREET NAME,” ARE REQUIRED TO EITHER TENDER THEIR CERTIFICATES TO THE TRANSFER AGENT PRIOR TO THE REDEMPTION DEADLINE, OR TO DELIVER THEIR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S (DTC) AUTOMATED TENDER OFFER PROGRAM (ATOP) SYSTEM, AT SUCH STOCKHOLDER’S OPTION. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of the Company’s Class A Common Stock and Class F Common Stock, par value $0.0001 per share (the “Class F Common Stock” or “Founder Shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. The Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Record holders of Common Stock at the close of business on November 30, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 65,625,000 issued and outstanding shares of Common Stock. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

This Notice of Special Meeting and the accompanying proxy statement are dated December 4, 2023 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Gores Holdings IX, Inc.

Alec Gores Chairman

GORES HOLDINGS IX, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

OF GORES HOLDINGS IX, INC.

TO BE HELD ON JANUARY 9, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that express Gores Holdings IX, Inc.’s (“we,” “us,” “our” or the “Company”) opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete a business combination;

•	the anticipated benefits of a business combination;

•	the volatility of the market price and liquidity of the Class A Common Stock and other securities of the Company;

•	the per-share redemption price; and

•	the competitive environment in which the Company will operate following a business combination.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2022, the Company’s Annual Report on Form 10-K, as filed with the SEC on March 17, 2023, the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 13, 2023, and in other reports filed by the Company with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that may be important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Company’s board of directors (the “Board”) for use at the Special Meeting to be held virtually on January 9, 2024, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On January 14, 2022, the Company consummated its initial public offering of 52,500,000 units (the “Units”), each consisting of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”) and one-third of one warrant of the Company (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $525,000,000. Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding shares of Class A Common Stock sold in the initial public offering if there is no qualifying business combination(s) consummated on or before January 14, 2024 (the “Termination Date”).

The Company’s Board believes that it is in the best interests of the Company and its stockholders to continue the Company’s existence until the Extended Date, if necessary, in order to allow the Company additional time to complete an initial business combination and is therefore holding this Special Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Company stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — The Extension Amendment Proposal — to amend and restate the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination,” from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); and

2.

Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Company’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company and its stockholders that the Extension be obtained so that the Company will have additional time to complete an initial business combination. No assurances can be made that the Company will consummate a business combination. Without the Extension, the Company would not be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing an initial business combination and would be forced to liquidate even if the Company’s stockholders are otherwise in favor of consummating a business combination. If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Computershare Trust Company, N.A., acting as trustee (the “Trust Account”), including interest not previously released to the Company to fund regulatory compliance requirements and other costs related thereto (“Regulatory Withdrawals”), and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

Public stockholders may elect (each, an “Election” and collectively, the “Election”) to redeem their Public Shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to fund Regulatory Withdrawals and/or to pay our franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $552,588,185 that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to consummate an initial business combination until the Extended Date. The Extension would give the Company additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company and its stockholders that the Extension be obtained so that the Company will have additional time to consummate an initial business combination. Without the Extension, the Company would not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing an initial business combination and would be forced to liquidate even if the Company’s stockholders are otherwise in favor of consummating an initial business combination. If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to fund Regulatory Withdrawals, and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the Board abandon the Extension Amendment Proposal?

A:	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

Q:	How will Gores Sponsor IX LLC (the “Sponsor”) and the Company’s directors and officers vote?

A:

On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 13,125,000 shares of Class F Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock. The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote unless the Company determines that additional time is necessary to effectuate the Extension.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In the event that the Extension Amendment Proposal is abandoned, any Public Shares tendered for redemption will not be redeemed for cash.

If the Extension Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to fund Regulatory Withdrawals, and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors have each acknowledged they have no right to any liquidating distributions with respect to the 13,125,000 shares of Class F Common Stock held by them on the Record Date. There will be no distribution from the Trust Account with respect to the Company’s Public Warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account. The Company will pay any costs from its remaining assets outside of the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Common Stock outstanding as of the Record Date, we intend to file an amendment and restatement to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, our Public Shares and Public Warrants are expected to remain publicly traded and we expect to continue to seek to enter into an initial business combination.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Class F Common Stock.

Q:	Where will I be able to find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote in the Special Meeting by sending a later-dated, signed Company stockholder proxy card to the Company’s Secretary at the address listed below so that it is received by the Company’s Secretary prior to the Special Meeting, or by attending the Special Meeting via the virtual meeting platform and voting at the Special Meeting. You also may revoke your proxy granted in respect of your shares by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the Special Meeting.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment

Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal and the Adjournment Proposal are considered “non-routine” and, accordingly, your broker, bank or nominee may not vote your shares with respect to such Proposals without receiving voting instructions. In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions will have the effect of voting “AGAINST” the Extension Amendment Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:	How can I attend the Special Meeting?

A:

The Special Meeting will be held via live webcast on January 9, 2024 at 10:00 a.m., Eastern Time. The Special Meeting can be accessed by visiting www.meetnow.global/MS24UMW, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

If your shares are registered directly in your name, you are considered a stockholder of record and you do not need to register to attend the Special Meeting virtually. Please follow the instructions on your Company stockholder proxy card.

If your shares are held in the name of your broker, bank or other nominee, you must register in advance to attend the Special Meeting virtually. To register to attend the Special Meeting in person via the virtual meeting platform, you must obtain a proxy from the broker, bank or other nominee, reflecting your Company holdings along with your name and e-mail address and submit to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on January 4, 2024. You will receive a confirmation of your registration by e-mail.

Q:	What constitutes a quorum at the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, 32,812,501 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Q:	How do I vote?

A:

If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the proposals in person via the virtual meeting platform at the Special Meeting, or by completing, signing, dating and returning the enclosed Company stockholder proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the Company stockholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Company stockholder proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the Company stockholder proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one Company stockholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Company stockholder proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m. Eastern Time on January 8, 2024.

Voting at the Special Meeting via the Virtual Meeting Platform. If you attend the Special Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person via the virtual meeting platform at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares. For additional information, please see the section titled “Special Meeting of Gores Holdings IX Stockholders.”

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has unanimously determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has unanimously determined that the Adjournment Proposal is in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A.

The Company’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. See the section entitled “Special Meeting of Gores Holdings IX, Inc. Stockholders — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to the Company’s stockholders in connection with the Extension Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. There are no redemption rights with respect to the Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How are the funds in the Trust Account currently being held?

A:

The funds in the Trust Account have been, from the time beginning with the consummation of the Company’s initial public offering, held only in U.S. government treasury bills with a maturity of 185 days or less or in certain money market funds investing solely in U.S. Treasuries.

Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), an “investment company” is defined in part as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. Depending on the particular facts and circumstances, a special purpose acquisition company like the Company (“SPAC”) could be deemed an “investment company” within the meaning of the Investment Company Act. To assess a SPAC’s status under this definition, the SEC and courts generally look to, among other factors, the SPAC’s assets, sources of income, historical development and activities of its officers and directors. In addition, the risk that we will be deemed to have been operating as an unregistered investment company will increase the longer that funds held in the Trust Account are held in securities rather than cash (including demand deposit accounts). See “Risk Factors—If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a business combination.”

To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company plans to instruct Computershare Trust Company, N.A., the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts), until the earlier of consummation of our initial business combination or liquidation. In such event, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must (i) if you hold Units, separate the underlying Public Shares and Public Warrants, and (ii) prior to 5:00 p.m., Eastern Time on January 5, 2024 (two business days before the Special Meeting) (the “Redemption Deadline”), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Computershare Trust Company, N.A., the Transfer Agent, to the following address:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021

Additionally, you must identify the beneficial holder of the Public Shares being redeemed in order to validly redeem the Public Shares. A Company stockholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Public Shares. Accordingly, all Public Shares in excess of the aforementioned 15% threshold beneficially owned by a Company stockholder or group will not be redeemed for cash.

Company stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, the Company does not have any control over this process and it may take longer than two weeks. Company stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Company stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the Redemption Deadline, or to deliver their shares to the Transfer Agent electronically using The Depository Trust Company’s (DTC) Automated Tender Offer Program (ATOP) system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension is approved.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Gores Holdings IX, Inc.

6260 Lookout Road

Boulder, CO 80301

(303) 531-3100

E-mail: jchou@gores.com

You may also contact the proxy solicitor for the Company at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

E-mail: ghix.info@investor.morrowsodali.com

To obtain timely delivery, Company stockholders must request the materials no later than January 2, 2024,

or five business days prior to the Special Meeting. You may also obtain additional information about the

Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

If you have questions regarding the certification of your position, please contact the Transfer Agent:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 17, 2023 and in the other reports we have filed or may file with the SEC before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. We may experience high levels of redemptions in connection with the Extension Amendment or in connection with any stockholder vote to approve a business combination. Even if the Extension is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is 1% of the fair market value of any shares repurchased by the repurchasing corporation during a taxable year, which may be potentially netted by the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us in connection with the Extension may be subject to this excise tax. Whether and to what extent we would be subject to the excise tax as a result of any redemptions in connection with the Extension will depend on a number of factors, including (i) the timing and structure of the business combination or timing of a liquidation,

(ii) the fair market value of the redemptions and repurchases in the same taxable year of the Extension, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or any other equity issuances within the same taxable year as the Extension) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. The Company, however, will not use any funds held in the Trust Account, including any interest thereon, to pay for any excise tax liabilities with respect to any redemptions of the Class A Common Stock, prior to or in connection with the Extension, a business combination or our liquidation.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a business combination.

Under the Investment Company Act, an “investment company” is defined in part as any issuer that is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities. Depending on the particular facts and circumstances, a SPAC like the Company could be deemed an “investment company” within the meaning of the Investment Company Act. To assess a SPAC’s status under this definition, the SEC and courts generally look to, among other factors, the SPAC’s assets, sources of income, historical development and activities of its officers and directors.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. In addition, the risk that we will be deemed to have been operating as an unregistered investment company will increase the longer that funds held in the Trust Account are held in securities rather than cash (including demand deposit accounts). Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation:

•	restrictions on the nature of our investments;

•

restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete a business combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation:

•	registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure);

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

We do not believe that our principal activities currently subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by subsequently holding all funds in the Trust Account in cash, which may include demand deposit accounts (as described in the following paragraph), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we do not believe we are an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a business combination; (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend our Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window; and (iii) absent a business combination, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the public shares. Because we have invested only in permitted instruments, we believe we are not an investment company. Nevertheless, the SEC could deem us to be subject to regulation as an investment company for purposes of the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), prior to January 11, 2024 we plan to instruct the trustee, with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. In such event, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

SPECIAL MEETING OF GORES HOLDINGS IX STOCKHOLDERS

The Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on January 9, 2024, at 10:00 a.m., Eastern Time, conducted via live webcast at the following address www.meetnow.global/MS24UMW. You will need the control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Proposals at the Special Meeting

At the Special Meeting, the Company will ask its stockholders to vote in favor of the following proposals:

1.

Proposal No. 1 — The Extension Amendment Proposal — to amend and restate the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination,” from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); and

2.

Proposal No. 2 — The Adjournment Proposal — to consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A Common Stock or Class F Common Stock at the close of business on November 30, 2023, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock or Class F Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 52,500,000 shares of Class A Common Stock outstanding and 13,125,000 shares of Class F Common Stock outstanding. All of the outstanding shares of Class F Common Stock are held by our Sponsor.

Our Sponsor has agreed to vote all of their shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

It is possible that the Company will not be able to complete an initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved. If the Company fails to complete an initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Morrow, the Company’s proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect at (203) 658-9400.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but after Regulatory Withdrawals and net of taxes payable, calculated as of two business days prior to the Extension. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination and your Public Shares will be automatically redeemed if the Company has not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you must:

(i)	if you hold Units, separate the underlying Public Shares and Public Warrants;

(ii)

prior to 5:00 p.m., Eastern Time, on January 5, 2024 (two business days before the Special Meeting) (the “Redemption Deadline”), tender your shares physically or electronically, identify to the Company the beneficial holder of the shares being redeemed and submit a request in writing that we redeem your Public Shares for cash to Computershare Trust Company, N.A., the Transfer Agent, to the following address:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021

(iii)

deliver your Public Shares either physically or electronically through The Depository Trust Company’s (DTC) Automated Tender Offer Program (ATOP) system to the Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the Redemption Deadline, or to deliver their shares to the Transfer Agent electronically using DTC’s ATOP system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension is approved.

Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Transfer Agent, with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s ATOP system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public

Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of shares of Class A Stock by our stockholders will reduce the amount in our Trust Account, which had a balance of $552,588,185 as of November 30, 2023. In no event will we redeem shares of our Class A Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 and a Company stockholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Common Stock included in the Units sold in the Company’s initial public offering.

Prior to exercising redemption rights, stockholders should verify the market price of our Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Class A Common Stock when you wish to sell your shares.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to the Transfer Agent, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $10.52 per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own such Public Shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of the Company’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Company stockholders to elect to redeem their Public Shares in connection with an initial business combination, which is a separate and additional redemption right available to Company stockholders.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO COMPUTERSHARE TRUST COMPANY, N.A, THE COMPANY’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 5, 2024 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES

AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. YOU MAY TENDER YOUR SHARES PHYSICALLY OR ELECTRONICALLY BY SUBMITTING A REQUEST IN WRITING THAT THE COMPANY REDEEM YOUR PUBLIC SHARES FOR CASH TO THE TRANSFER AGENT TO THE FOLLOWING ADDRESS:

Computershare Trust Company, N.A.

Attn: Corporate Actions Voluntary Offer

150 Royall Street, Suite V

Canton, MA 02021

COMPANY STOCKHOLDERS SEEKING TO EXERCISE THEIR REDEMPTION RIGHTS, WHETHER THEY ARE RECORD HOLDERS OR HOLD THEIR SHARES IN “STREET NAME,” ARE REQUIRED TO EITHER TENDER THEIR CERTIFICATES TO THE TRANSFER AGENT PRIOR TO THE REDEMPTION DEADLINE, OR TO DELIVER THEIR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S (DTC) AUTOMATED TENDER OFFER PROGRAM (ATOP) SYSTEM, AT SUCH STOCKHOLDER’S OPTION. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on January 5, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s Transfer Agent prior to 5:00 p.m. Eastern Time on January 5, 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The Transfer Agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Public Warrants in connection with the Extension Amendment Proposal.

Solicitation of Proxies

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The Company, the Sponsor and their respective managing members, directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, Company stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Company stockholders that they approve the Extension Amendment Proposal. Company stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

in order to fund working capital deficiencies or finance transaction costs in connection with an initial business combination, Sponsor, the Company’s directors and officers or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that an initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.50 per warrant at the option of the lender (“Working Capital Loan”);

•

the beneficial ownership of the Sponsor (and certain members of the Board and officers) of an aggregate of 13,125,000 shares of Class F Common Stock and 8,333,333 Private Placement Warrants, which shares and warrants were acquired for an aggregate investment of $12,525,000 at the time of the initial public offering and would become worthless if the Company does not complete a business combination by January 14, 2024 (or December 6, 2024 if the Extension Amendment Proposal is approved (or such earlier date as determined by the Board)). Such shares have an aggregate market value of approximately $137,418,750, based on the closing price of Class A Common Stock of $10.47 on November 30, 2023, the Record Date. Because the shares of Class F Common Stock were purchased for a nominal amount, the Sponsor could achieve a significant positive return even if the trading price of shares of the Company following the closing of an initial business combination declines significantly. In addition, after giving effect to the possible issuance of a maximum of 1,000,000 additional warrants that may be issued pursuant to the Working Capital Loan, the Sponsor would own up to an aggregate of 9,333,333 warrants (being 8,333,333 Private Placement Warrants currently owned plus a maximum of 1,000,000 warrants issued at $1.50 per warrant under the Working Capital Loan) following the consummation of an initial business combination. Such warrants have an aggregate market value of approximately $1,026,666, based on the closing price of the Public Warrants of $0.11 on November 30, 2023, the Record Date;

•

on February 7, 2022, our Sponsor made available to the Company a loan of up to $4,000,000 pursuant to a promissory note issued by the Company to our Sponsor. The proceeds from the note will be used for ongoing operational expenses and certain other expenses in connection with an initial business combination. The note, as amended, is unsecured, non-interest bearing and matures on the earlier of: (i) January 14, 2024 or (ii) the date on which the Company consummates an initial business combination. As of November 30, 2023, the amount advanced by Sponsor to the Company was $650,000;

•

we entered into an Administrative Services Agreement pursuant to which we will also pay an affiliate of our Sponsor a total of $20,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. As of the Record Date, the Company has incurred $452,903 in such fees;

•

if the Company is unable to complete an initial business combination by the Termination Date, the Sponsor will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, the Company will be liable for all such claims;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after an initial business combination;

•

the fact that our Sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. As of the Record Date, our Sponsor and its affiliates have not incurred any unpaid reimbursable expenses; and

•	the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests as will be described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Gores Holdings IX is proposing to amend and restate its Certificate of Incorporation to extend the date by which the Company has to consummate a business combination from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Company’s board of directors (the “Extension,” and such later date, the “Extended Date”). The purpose of the Extension Amendment Proposal is to give the Company additional time to complete an initial business combination. A copy of the proposed amendment and restatement to the Certificate of Incorporation of Gores Holdings IX is attached to this proxy statement as Annex A.

The Board believes that it is in the best interests of Company and its stockholders that the Extension be obtained so that the Company will have additional time to consummate an initial business combination. Without the Extension, the Company would not be able to complete an initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate even if Company stockholders are otherwise in favor of consummating a business combination.

As contemplated by the Certificate of Incorporation, the holders of Class A Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

On the Record Date, the redemption price per share was approximately $10.52, based on the aggregate amount on deposit in the Trust Account of approximately $552,588,185 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $10.47. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s Certificate of Incorporation provides that the Company currently has until January 14, 2024 to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that pursuing a business combination is in the best interests of our stockholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has unanimously determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 14, 2024 to the Extended Date. We will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal. In the event that the Extension Amendment Proposal is abandoned, any Public Shares tendered for redemption will not be redeemed for cash.

If the Extension Amendment Proposal is not approved and a business combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to fund Regulatory Withdrawals, and/or to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors have each acknowledged they have no right to any liquidating distributions with respect to the 13,125,000 shares of Class F Common Stock held by them on the Record Date. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account. The Company will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment and restatement to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants are expected to remain publicly traded during this time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the amount currently held in the Trust Account.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in the Company’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-third of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Company securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

•	banks or financial institutions;

•	insurance companies;

•	brokers, dealers or traders in securities, commodities or currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates or former long-term residents of the United States;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•	S corporations;

•	regulated investment companies;

•	real estate investment trusts;

•	grantor trusts;

•	persons whose Public Shares are subject to a liability;

•	persons holding founder shares or private placement warrants;

•	persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

•	Non-U.S. Holders (as defined below); and

•	tax-exempt entities.

If a partnership, or another pass-through entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds Public Shares, the U.S. federal income tax treatment of its partners or members generally will depend on the status of the partner and the activities of the partnership or other pass-through entity. Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold Public Shares, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale or exchange of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A Common Stock, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-third of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to certain limitations.

If the redemption does not qualify as a sale or exchange of Public Shares, you will be treated as receiving a cash distribution from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that the Company pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that the Company pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be, and, as such, each holder is urged to consult its own tax advisor.

Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale or exchange by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Company stock that you constructively own. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of the Company’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of the Company’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in your proportionate interest in the Company will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale or exchange, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of Company stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

The Company or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale or exchange of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide the Company or its paying agent with a correct taxpayer identification number, (ii) the Company or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) the Company or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to the Company or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) two paragraphs above, the Company would be classified as a United States real property holding corporation if the fair market value of the Company’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of the Company’s worldwide real property interests plus the Company’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As the Company has generally only held cash, cash equivalents and government securities since its inception, the Company does not believe that it is or has ever been a United States real property holding corporation. Further, so long as the Public Shares are considered to be regularly traded at any time during the calendar year, a Non-U.S. Holder generally will not be subject to tax on any gain recognized on the sale or exchange of Public Shares, unless the Non-U.S. Holder owned (actually or constructively) more than 5% of the total outstanding Public Shares at any time during the applicable period described in (iii).

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions the Company makes to you with respect to Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, the Company would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on the repatriation from the U.S. of its effectively connected earnings and profits for the taxable year, adjusted for certain items.

Each Non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption treated as a distribution, including with respect to potentially applicable income tax treaties that may provide for different rules.

FATCA

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. stockholders may have to comply with certification procedures to establish that such non-U.S. stockholders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. stockholder will be allowed as a credit against such non-U.S. stockholder’s U.S. federal income tax liability and may entitle such non-U.S. stockholder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

The Company and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of the Company and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by the Company would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE

“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or additional time to effectuate the Extension, if necessary. The Adjournment Proposal will only be presented to the Company’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension. In no event will the Board adjourn the Special Meeting beyond January 14, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 52,500,000 shares of Class A Common Stock outstanding and 13,125,000 shares of Class F Common Stock outstanding as of the Record Date. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Class A Common Stock underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Gores Sponsor IX LLC(2)(3)	13,050,000	19.9%
Alec Gores(3)	13,050,000	19.9%
Mark R. Stone	—	*
Andrew McBride	—	*
Randall Bort(2)	25,000	*
Keith Covington(2)	25,000	*
Elizabeth Marcellino(2)	25,000	*
All officers and directors as a group (6 individuals)	13,125,000	20.0%

*	Less than one percent.
(1)

This table is based on 52,500,000 shares of Class A Common Stock and 13,125,000 shares of Class F Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 6260 Lookout Road, Boulder, Colorado 80301.

(2)	Represents Founders Shares which are automatically convertible into shares of Class A Common Stock at the time of our business combination on a one-for-one basis, subject to adjustment.
(3)

Represents shares held by our Sponsor which is controlled indirectly by Mr. Gores. Mr. Gores may be deemed to beneficially own 13,050,000 Founders Shares and ultimately exercises voting and dispositive power of the securities.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Extension or the Proposals to be presented at the Special Meeting, you should contact us in writing:

Gores Holdings IX, Inc.

6260 Lookout Road

Boulder, CO 80301

E-mail: jchou@gores.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

E-mail: ghix.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by January 2, 2024 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FORM OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GORES HOLDINGS IX, INC.

January [●], 2024

Gores Holdings IX, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Gores Holdings IX, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 19, 2021 (the “Original Certificate”).

2. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL.

4. The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Gores Holdings IX, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE IV

CAPITALIZATION

Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 441,000,000 shares, consisting of (a) 440,000,000 shares of common stock (the “Common Stock”), including (i) 400,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 40,000,000 shares of Class F Common Stock (the “Class F Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2. Preferred Stock. Subject to Article IX of this Second Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3. Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, prior to the closing of the initial Business Combination, the holders of Class F Common Stock, voting together as a single class, shall have the exclusive right to elect and remove any director and the holders of Class A Common Stock shall have no right to vote on the election or removal of any director; provided, however, that with respect to the election of directors in connection with a meeting of the stockholders of the Corporation in which a Business Combination is submitted to the stockholders of the Corporation for approval, holders of the Class A Common Stock and holders of the Class F Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors. The provisions described in the foregoing sentence may only be amended by a majority of the Class F Common Stock then outstanding Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(iv) Irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, the number of authorized shares of Common Stock may be decreased (but not below the number of shares thereof then outstanding) or increased by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Second Amended and Restated Certificate).

(b) Class F Common Stock.

(i) Shares of Class F Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically upon the consummation of the Business Combination.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class F Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•

the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•	the denominator shall be the number of shares of Class F Common Stock issued and outstanding prior to the closing of the initial Business Combination.

Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class F Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class F Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class F Common Stock.

Each share of Class F Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class F Common Stock will be determined as follows: Each share of Class F Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class F Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class F Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class F Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class F Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class F Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class F Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class F Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class F Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class F Common Stock shall, to the extent required by law, be given to those holders of Class F Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class F Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class F Common Stock) held by them.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2. Number, Election and Term.

(a) The number of directors of the Corporation, shall be fixed from time to time in the manner provided in the Bylaws.

(b) Subject to Section 5.5 hereof, each director shall hold office until the next annual or special meeting of the Corporation at which directors are being elected, and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3. Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the director to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4. Removal. Subject to Section 5.5 hereof, and pursuant to Section 4.3(a)(iii) hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of the Class F Common Stock entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5. Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation).

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1. Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3. Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any (i) Class F Common Stock or (ii) outstanding series of Preferred Stock, subsequent to the consummation of the Offering any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1. Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2. Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1. General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the earlier to occur of (i) consummation of the Corporation’s initial Business Combination or (ii) the filing of an amendment to, or amendment and restatement of, this Second Amended and Restated Certificate, in connection with the closing of an initial Business Combination, which (A) amendment or amendment and restatement (1) has been approved by the Board of Directors in connection with the initial Business Combination, and (2) has been adopted by the requisite vote of the stockholders of the Corporation at a meeting of the stockholders of the Corporation held to approve the initial Business Combination and (B) initial Business Combination has been approved by the requisite vote of the stockholders of the Corporation (the earlier of such date in clauses “(i)” and “(ii)”), the “Article IX Termination Date”). Other than any amendment to this Second Amended and Restated Certificate made in connection with an initial Business Combination that (1) has been approved by the Board of Directors in connection with the initial Business Combination, (2) has been adopted by the requisite vote of the stockholders of the Corporation at a meeting of the stockholders of the Corporation held to approve the initial Business Combination and (3) is filed in connection with the initial Business Combination that has been approved by the requisite vote of the stockholders of the Corporation, no amendment to this Article IX shall be effective prior to the Article IX Termination Date unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on December 20, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public

Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except with respect to up to $900,000 per year of interest earned on the funds held in the Trust Account that may be released to fund regulatory compliance requirements and other costs related thereto (a “Regulatory Withdrawal”), plus additional amounts necessary to pay the Corporation’s franchise and income tax obligations, if any, the proceeds from the Offering and the sale of the private placement warrants will not be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 6, 2024 (or such earlier date as determined by the Board) (such period from the closing of the Offering to December 6, 2024, the “Completion Window”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Gores Sponsor IX LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

Section 9.2. Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and Section 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) in excess of $5 million or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”), and provided further that any beneficial owner of Offering Shares on whose behalf a redemption right is being exercised must identify itself to the Corporation in connection with any redemption election in order to validly redeem such Offering Shares. Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the Securities and Exchange Commission (the “SEC”), the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to fund Regulatory Withdrawals and/or to pay its franchise and income taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to fund Regulatory Withdrawals and/or to pay its franchise and income taxes, by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares.

(d) In the event that the Corporation has not consummated an initial Business Combination within the Completion Window, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to fund Regulatory Withdrawals, and/or to pay its franchise and income taxes (less up to $ 100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3. Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust

Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4. Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination.

Section 9.5. Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6. No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within the Completion Window or (ii) with respect to any other provisions of this Article IX relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to fund Regulatory Withdrawals and/or to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

Section 9.8. Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination.

ARTICLE X

CORPORATE OPPORTUNITY

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE XI

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Second Amended and Restated Certificate may be amended only as provided therein.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1. Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. Notwithstanding the foregoing, the provisions of this Section 12.1 will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 12.1.

Section 12.2. Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 12.3. Severability. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

IN WITNESS WHEREOF, Gores Holdings IX, Inc. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GORES HOLDINGS IX, INC.

By:
Name: Mark Stone
Title: Chief Executive Officer

Gores Holdings INC ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/GHIX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GHIX Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommend A a vote FOR Proposals 1 and 2. A 1. To amend and restate the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, from January 14, 2024 to December 6, 2024 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”). For Against Abstain 2. To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 0 2 B V 5 9 6 0 1 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03WSRC

The Special Meeting of Stockholders of Gores Holdings IX, Inc. will be held on January 9, 2024 at 9:30 a.m. Eastern Time, virtually via the internet at meetnow.global/MS24UMW To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Meeting and the accompanying Proxy Statement are available at http://www.edocumentview.com/GHIX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GHIX VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Gores Holdings IX, Inc. Proxy Card THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GORES HOLDINGS IX, INC. The undersigned hereby appoints each of Mark Stone and Andrew McBride (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of Gores Holdings IX, Inc. to be held on January 9, 2024 at 9:30 a.m. Eastern Time, virtually via live webcast at www.meetnow.global/MS24UMW or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the Proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN FAVOR OF BOTH PROPOSALS. Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. (Votes to be indicated on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.